Note 4 - Acquisition - Summary of Consideration Transferred in Business Acquisition (Details) - USD ($) $ in Thousands		Jul. 01, 2023	Mar. 31, 2024	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Goodwill			$ 731	$ 731	$ 0	$ 0
Progressive Care [Member]
Total purchase consideration		$ 16,679
Fair value of non-controlling interest		23,180
Total consideration		39,859
Cash		7,352
Accounts receivable, net		6,478
Accounts receivable, other		506
Inventory		1,631
Prepaid expenses		220
Property and equipment, net		2,883
Right of use assets, net		405
Deposits		39
Accounts payable and accrued expenses		(8,231)
Notes payable and accrued interest - current portion		(149)
Lease liabilities - current portion		(208)
Notes payable - long term		(1,173)
Lease liabilities - long term		(230)
Deferred tax liability (1)	[1]	0
Net assets acquired		25,233
Goodwill		14,626
Progressive Care [Member] | Trade Names [Member]
Finite-Lived Intangibles		4,700
Progressive Care [Member] | Developed Technology Rights [Member]
Finite-Lived Intangibles		2,880
Progressive Care [Member] | Pharmacy Records [Member]
Finite-Lived Intangibles		$ 8,130

[1]	Under federal tax law, previously unidentified finite lived intangible assets recognized from a business combination have no tax basis and therefore are not amortized for tax purposes. This tax position created a book/tax basis difference that was previously not recognized at July 1, 2023, the date of the business combination transaction. Therefore, an approximate $4.0 million deferred tax liability measurement period adjustment was recorded at December 31, 2023 as a result of the book/tax basis difference for the finite lived intangible assets. In addition the Company determined that the acquired deferred tax liability could be utilized to offset preexisting deferred tax assets. Therefore, in accordance with ASC 805-740-45-2, the Company released the deferred tax asset valuation allowance as a reduction to goodwill in the amount of approximately $4.0 million during the measurement period.